As filed with the Securities and Exchange Commission
                               on February 20, 1996

                        Securities Act File No. 33-98102
                    Investment Company Act File No. 811-1743

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                                                          ---
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           x
                                                                          ---
                                                                          ---
                         Pre-Effective Amendment No. 2                     x
                                                                          ---

                                     and/or
                                                                          ---
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     x
                                                                          ---

                                                                          ---
                               Amendment No. 13                            x
                                                                          ---
                        (Check appropriate box or boxes)


                                  SPECTRA FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             75 MAIDEN LANE
           NEW YORK, NEW YORK                                      10038
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including Area Code:            212-806-8800


                               MR. GREGORY S. DUCH
                           FRED ALGER MANAGEMENT, INC.
                                 75 MAIDEN LANE
                               NEW YORK, NY 10038
-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                       DECLARATION PURSUANT TO RULE 24f-2

          Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant hereby elects to register an indefinite number or amount of securities. The amount of the registration fee is $500; this amount was paid with Registrant's Registration Statement filed on October 6, 1995.


         Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.


         Registrant hereby expressly adopts the Registration Statement of Spectra Fund, Inc. (File No. 811-1743) for all purposes of the Investment Company Act of 1940.

                                  SPECTRA FUND

                                   FORM N-1A

                             CROSS REFERENCE SHEET


PART A
ITEM NO.                                                               PROSPECTUS HEADING
--------                                                               ------------------

1.       Cover Page............................................        Front Cover Page

2.       Synopsis .............................................        Expenses

3.       Condensed Financial Information ......................        Financial Highlights

4.       General Description of Registrant ....................        Front Cover Page; Investment Objective
                                                                       and Policies; Investment Practices;
                                                                       Management of the Fund

5.       Management of the Fund ...............................        Management of the Fund

5a.      Management's Discussion of Fund Perfor-
         mance ................................................        Management's Discussion of
                                                                       Performance

6.       Capital Stock and Other Securities ...................        Front Cover Page; Management of the
                                                                       Fund; Dividends and Taxes

7.       Purchase of Securities Being Offered .................        How to Buy Shares; Net Asset Value

8.       Redemption or Repurchase .............................        How to Sell Shares; How to Exchange
                                                                       Shares

9.       Pending Legal Proceedings ............................        Not Applicable



PART B                                                                 HEADING IN STATEMENT OF
ITEM NO.                                                               ADDITIONAL INFORMATION
--------                                                               ----------------------

10.      Cover Page ...........................................        Front Cover Page


11.      Table of Contents ....................................        Contents

12.      General Information and History ......................        Not Applicable

13.      Investment Objective and Policies ....................        Investment Objective and Policies;
                                                                       Appendix

14.      Management of the Fund ...............................        Management

15.      Control Persons and Principal Holders of
           Securities .........................................        Certain Shareholders

16.      Investment Advisory and Other Services ...............        Management; Custodian and Transfer
                                                                       Agent; Purchases; See in the Prospectus
                                                                       "Management of the Fund"

17.      Brokerage Allocation and Other Practices .............        Investment Objective and Policies

18.      Capital Stock and Other Securities ...................        Organization; See in the Prospectus "Div-
                                                                       idends and Taxes" and "Management of
                                                                       the Fund"

19.      Purchase, Redemption and Pricing of Secu-
         rities Being Offered .................................        Net Asset Value; Purchases; Redemp-
                                                                       tions

20.      Tax Status ...........................................        Taxes; See in the Prospectus "Taxes"

21.      Underwriters .........................................        Purchases

22.      Calculation of Performance Data ......................        Determination of Performance; See
                                                                       in the Prospectus "Performance"

23.      Financial Statements .................................        Financial Statements


PART C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
----------


               SPECTRA | 75 Maiden Lane
                  FUND | New York, New York 10038
                       | (800) 711-6141



     Spectra Fund (the "Fund") is a non-diversified mutual fund with the investment objective of capital appreciation. It seeks to achieve this objective by investing primarily in common stocks. There is no sales charge on purchases of Fund shares.


         This Prospectus, which should be retained for future reference, contains important information that you should know before investing. A
 Statement of Additional Information dated February 12, 1996 containing further information about the Fund has been filed with the Securities and Exchange
     Commission and is incorporated by reference into this Prospectus. It is available at no charge by contacting the Fund at
                       the address or phone number above.


                                TABLE OF CONTENTS

                                                 Page
                                                -----

Expenses.......................................    ii
Financial Highlights...........................   iii
Investment Objective and Policies..............     1
Risk Factors and Investment Practices..........     1
How to Buy Shares..............................     4
Special Investor Services......................     5
How to Sell Shares.............................     5
Management of the Fund.........................     6
Net Asset Value................................     7
Dividends and Taxes............................     8
Performance....................................     8
Management's Discussion of Performance ........     8


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank, and the shares are not federally insured by the Federal Deposit
     Insurance Corporation, the Federal Reserve Board, or any other agency.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE  SECURITIES  AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.


                                FEBRUARY 12, 1996

--------------------------------------------------------------------------------
Expenses


   The Table below is designed to assist you in understanding the direct and indirect costs and expenses that you will bear as a shareholder. The Example below shows the amount of expenses you would pay on a $1,000 investment in the Fund. These amounts assume the reinvestment of all dividends and distributions, and payment by the Fund of operating expenses as shown in the Table under Total Fund Expenses. The Example is an illustration only and actual expenses may be greater or less than those shown.

Shareholder Transaction Expenses


Maximum Sales Load Imposed on Purchases.................................. None
Maximum Sales Load Imposed on Reinvested Dividends....................... None
Redemption Fees......................................................... .None


Annual Fund Operating Expenses (as a percentage of average net assets)*



Management Fees ........................................................ 1.50%
Other Expenses (after expense reimbursements) .......................... 1.00
                                                                         ----
Total Fund Expenses (after expense reimbursements)...................... 2.50%
                                                                         ====


Example

You would pay the following expenses
  on a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at the
  end of each time period:
One Year................................................................. $ 25
Three Years..............................................................   78
Five Years...............................................................  133
Ten Years................................................................  284


 *Based upon expenses incurred in the year ended October 31, 1995, the most recent fiscal year of Spectra Fund, Inc., the Fund's predecessor. Restated to reflect certain changes in current fees in connection with the Fund's conversion from a closed-end fund to an open-end fund, including a change in compensation to be paid to the investment manager (subject to a provision for reimbursement by the investment manager of Fund expenses in excess of state-imposed limits) and payments to be made under the Shareholder Servicing Agreement. Absent reimbursements, the amounts of Other Expenses and Total Fund Expenses would be 2.47% and 3.97%, respectively.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


   During the periods represented here, the Fund was a closed-end investment company and was organized as a Massachusetts corporation. The Financial Highlights for the years ended June 30, 1991 through October 31, 1995 have been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 14, 1995 on the Fund's financial statements as of October 31, 1995 which are included in the Fund's Statement of Additional Information. The Financial Highlights should be read in conjunction with the Fund's financial statements and notes thereto. The Financial Highlights, with the exception of the total return information, for the periods prior to 1991 have been audited by other independent accountants, who have expressed an unqualified opinion thereon. The Statement of Additional Information may be obtained from the Fund without charge.


SPECTRA FUND
Financial Highlights
For a share outstanding throughout the period

                                               Four
                                      Year    Months
                                      Ended   Ended                            Year Ended June 30,
                                    Oct. 31, Oct. 31,   --------------------------------------------------------------------------
                                      1995     1994*     1994     1993     1992     1991    1990     1989    1988    1987     1986
                                      ----     ----      ----     ----     ----     ----    ----     ----    ----    ----     ----
Net asset value,
 beginning of year ..............   $ 18.82   $17.12    $19.02   $17.93   $19.50   $18.72  $15.12   $13.73  $23.45  $27.28   $20.43
                                    -------   ------    ------   ------   ------   ------  ------   ------  ------  ------   ------
Net investment income (loss) ....     (0.53)   (0.10)    (0.28)   (0.29)   (0.22)   (0.15)  (0.13)   (0.19)  (0.19)  (0.04)    0.01
Net realized and unrealized
  gain (loss) on investments ....      7.24     1.80      2.66     3.70     1.65     2.25    3.83     1.66   (2.34)   2.09     8.87
                                    -------   ------    ------   ------   ------   ------  ------   ------  ------  ------   ------
Total from investment
  operations   .................       6.71     1.70      2.38     3.41     1.43     2.10    3.70     1.47   (2.53)   2.05     8.88
Distributions from net realized
  gains .........................     (4.60)     --      (4.28)   (2.32)   (3.00)   (1.32)  (0.10)   (0.08)  (7.19)  (5.88)   (2.03)
                                    -------   ------    ------   ------   ------   ------  ------   ------  ------  ------   ------
Net asset value, end of year ....   $ 20.93   $18.82    $17.12   $19.02   $17.93   $19.50  $18.72   $15.12  $13.73  $23.45   $27.28
                                    =======   ======    ======   ======   ======   ======  ======   ======  ======  ======   ======
Total return*** ............ ....     57.72%    9.93%    17.53%  23.66%   11.65%    15.63%  24.76%   10.96%  (1.36)% 11.88%   49.02%
                                    =======   ======    ======   ======   ======   ======  ======   ======  ======  ======   ======

Ratios and Supplemental Data:
  Net assets, end of year
    (000's omitted) .............   $ 5,374   $4,832    $4,394   $4,884   $4,603   $5,006  $4,805   $3,882  $3,525  $6,020   $7,003
                                   ========   ======    ======   ======   ======   ======  ======   ======  ======  ======   ======
  Ratio of expenses to average
    net assets ...... ...........      3.76%**  2.75%     2.59%    2.57%    2.14%    2.74%   3.01%    4.09%   3.05%   2.39%    2.25%
                                   ========   ======    ======   ======   ======   ======  ======   ======  ======  ======   ======
  Ratio of net investment income
    (loss) to average net assets.     (3.05)%  (1.72)%   (1.47)%  (1.55)%  (1.07)%   (.85)%  (.76)%  (1.35)% (1.07)%  (.19)%    .07%
                                   ========   ======    ======   ======   ======   ======  ======   ======  ======  ======   ======
  Portfolio turnover rate... ....    207.25%   56.24%   116.61%  100.17%   63.54%   78.00%  81.70%  139.94% 139.59% 127.30%  122.00%
                                   ========   ======    ======   ======   ======   ======  ======   ======  ======  ======   ======


   *Ratios have been annualized; total return has not been annualized.

  **Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 3.69%.


 ***Reflects reinvestment of dividends and distributions at market value.


--------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

   The Fund's investment objective and the restrictions summarized in the next paragraph are fundamental which means that they may not be changed without shareholder approval. Except where otherwise indicated, all other investment policies and practices described below and elsewhere in this Prospectus are not fundamental, so the Fund's Board of Trustees may change them without shareholder approval. There is no guarantee that the Fund's objective will be achieved.

   As a matter of fundamental policy, the Fund will not: (1) invest more than 25% of its total assets in any one industry; (2) borrow money or pledge its assets, except that the Fund may borrow from banks so long as it maintains asset coverage of at least 300% with respect to all borrowings and may pledge its assets in connection with permissible borrowings or investments; (3) invest more than 5% of its total assets in securities of issuers (other than U.S. government securities) that have been in continuous operation for less than three years; or
(4) make loans to others, except through purchasing qualified debt obligations, lending its securities or entering into repurchase agreements. The Statement of Additional Information contains additional investment restrictions as well as additional information on the Fund's investment practices.


   The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its objective primarily by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Fund will invest principally in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Investing in equity securities involves inherent risks since the Fund's price per share generally fluctuates with changes in stock market prices. Many factors affect stock prices including economic and financial trends and expectations about business activity and, as a result, there can be a wide variability of returns on stocks in any one year.

   The companies in which the Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


   In order to afford the Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its total assets in money market instruments and repurchase agreements. When management's analysis of economic and technical market factors suggests that common stock prices will decline sufficiently that a temporary defensive position is deemed advisable, the Fund may invest in high-grade senior securities or U.S. Government securities or retain cash or cash equivalents, all without limitation.


   The Fund may purchase put and call options and sell (write) covered put and covered call options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts.

                                RISK FACTORS AND
                              INVESTMENT PRACTICES


   The Fund may use the investment strategies and invest in the types of securities described below, which may involve certain risks. The Statement of Additional Information contains more detailed information about these practices and information about other investment practices of the Fund.

Repurchase Agreements

   In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of a bankruptcy or default of the other party to the repurchase agreement, the Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

Illiquid and Restricted Securities

   The Fund will not invest more than 15% of its net assets in illiquid securities. Under the policies and procedures established by the Fund's Board of Trustees, the Fund's investment manager, Fred Alger Management, Inc. ("Alger Management") determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to sell promptly at an acceptable price. The Fund may purchase securities eligible for resale under Rule 144A of the Securities Act of 1933.
This rule permits otherwise restricted securities to be sold to certain institutional buyers. The Fund will limit its purchases of these securities to those which Alger Management, under the supervision of the Fund's Board of Trustees, determines to be liquid. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.


Lending of Portfolio Securities

   In order to generate income and to offset expenses, the Fund may lend portfolio securities with a value up to 331/3% of the Fund's total assets to brokers, dealers and other financial organizations. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.


Foreign Securities

   The Fund may invest up to 20% of its total assets in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may also be less publicly available information about foreign issuers than about domestic issuers. In addition, securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Historically, the Fund has not invested in foreign securities. If it does so in the future, the Fund intends to limit such investments to more established issuers and markets.

   The Fund may purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 20% foreign securities limitation. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as their underlying securities, many of the risks associated with foreign securities may also apply to ADRs.

Options

   The Fund may buy and sell (write) listed options in order to obtain additional return or to hedge the value of its portfolio. As a matter of fundamental policy, the Fund may write options on securities only if such options are covered. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes. The Fund may purchase and sell put and call options on stock indexes in order to increase its gross income or to hedge its portfolio against price fluctuations.


   The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Additional discussion of these risks and techniques is included in the Statement of Additional Information.

Stock Index Futures and Options on
Stock Index Futures

   The Fund may purchase and sell stock index futures contracts and options on stock index futures contracts. These investments may be made only for hedging, not speculative, purposes. Hedging transactions are made to reduce the risk of price fluctuations.

   There can be no assurance of the Fund's successful use of stock index futures as a hedging device. If Alger Management uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.


Leverage Through Borrowing

   The Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


Portfolio Turnover
   Portfolio changes will generally be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss. Higher levels of portfolio activity generally result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders.


Diversification

   The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its total assets, to limit its investment in any one issuer (other than the U.S. Government) to no more than 5% of the investment company's total assets. Because the Fund is not subject to this requirement, its portfolio may at times not show as much diversification among securities, and thus diversification of risk, as it would if the Fund had elected to register as a "diversified" company. However, the Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.


                                HOW TO BUY SHARES

In General

   You can buy shares of Spectra Fund (the "Fund") in any of the following ways: through the Fund's transfer agent; through a Processing Organization, as discussed below; through Fred Alger & Company, Incorporated ("Alger Inc."), the Fund's distributor; or automatically from your bank account through an Automatic Investment Plan. The Fund or the transfer agent may reject any purchase order.

   You can open a Fund account with a minimum initial investment of $1,000 and make additional investments of at least $100 at any time. There is no sales charge on purchases or redemptions of Fund shares. The Fund reserves the right to redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account falls below $500 due to redemptions. The Fund will give shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. The Fund reserves the right to waive the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors.

Purchases Through the Transfer Agent

   You can buy shares through Alger Shareholder Services, Inc., the Fund's transfer agent, by filling out the New Account Application and returning it with a check drawn on a U.S. bank to Alger Shareholder Services, Inc. at 30 Montgomery Street, Box 2001, Jersey City, NJ 07302. You can also purchase shares by wire transfer according to the instructions below.

   Purchases will be processed at the next net asset value calculated after your order is received and accepted. If your purchase is made by check or wire and is received by the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day. Third-party checks will not be honored except in the case of employer sponsored retirement plans.

Wire Transfers

   Investors establishing new accounts by wire transfer should forward their completed New Account Applications to the transfer agent, stating that the account was established by wire transfer and the date and amount of the transfer. Further information regarding wire transfers is available by calling
(800) 711-6141.

   The following information should be included in wire transfers to Fund accounts:

   1. Nat West NJ/CUST/021200339

   2. For Account 011313045 A/C Alger/SPECTRA FUND


   3. 30--Account Number (if new account indicate such)


   4. Name of Account

   5. Social Security or Taxpayer Identification Number

   Example:

                           Nat West NJ/CUST/021200339
                            For Account 011313045 A/C
                                  Spectra Fund

                         30-123456789 or 30-New Account

                                 John & Jane Do
                                   123-45-6789

Purchases Through Processing Organizations

   You can buy shares through a "Processing Organization", which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest with the Fund directly. Therefore, you should read the materials provided by the Processing

Organization   in  conjunction   with  this   Prospectus.   Certain   Processing
Organizations may receive compensation from the Fund, Alger Inc., or any of its affiliates.

                            SPECIAL INVESTOR SERVICES

Telepurchase Privilege

   You can purchase Fund shares by telephone (minimum $1,000, maximum $50,000) by filling out the appropriate section of the New Account Application or sending an Additional Services Form to the transfer agent. Your funds will be transferred from your designated bank account to your Fund account normally within two business days. To use this service, your bank must be a member of the Automated Clearing House.

Automatic Investment Plan

   The Fund offers an Automatic Investment Plan which permits you to make regular transfers to your Fund account from your bank account (minimum $100) on the last business day of every month. Your bank must be a member of the Automated Clearing House.


Retirement Plans


   Shares of the Fund are available as an investment for your retirement plans, including IRAs, Keogh Plans, corporate pension and profit-sharing plans, Simplified Employee Pension IRAs, 401(k) Plans and 403(b) Plans. The minimum initial investment for a retirement plan account is $250. Please call the Fund at (800) 711-6141 to receive the appropriate documents which contain important information and applications.


                               HOW TO SELL SHARES

   You can sell (redeem) some or all of your shares on any business day. Your shares will be sold at the next net asset value calculated after your redemption request is received and accepted by the transfer agent and your payment will be made by check within seven days. Redemptions may be suspended and payments delayed under certain emergency circumstances as determined by the Securities and Exchange Commission. The Fund's transfer agent will reject any redemption request made within 15 days after receipt of the purchase check order against which such redemption is requested. You can sell your shares in any of the following ways: by mail, by telephone or through a Processing Organization.

Selling Shares by Mail

   You should send a letter of instruction to the transfer agent that includes your name, account number, the number of shares or dollar amount and where you want the money to be sent. The letter must be signed by all registered owners and, if the redemption is for more than $5,000 or if the proceeds are to be sent to an address other than the address of record, the signature must be guaranteed. The transfer agent will accept a signature guarantee by the following financial institutions: a U.S. bank, trust company, broker, dealer, municipal securities broker or dealer, government securities broker or dealer, credit union which is authorized to provide signature guarantees, national securities exchange, registered securities association or clearing agency.


   If you have a certificate for your Fund shares, you should mail your certificate to the transfer agent with a letter of instruction to deposit the shares in your account for redemption.


Selling Shares by Telephone


   If you wish to use this service, you should mark the appropriate box on the New Account Application or send a written request with a guaranteed signature. To sell shares by telephone, please call (800) 711-6141. Redemption requests will generally be paid on the next business day. If your proceeds are less than $5,000, they will be mailed to your address of record. If the proceeds are more than $5,000 they will be mailed to your address of record or wired to your designated bank account. This service is not available within 90 days of changing your address or bank account of record.


   The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Systematic Withdrawal Plan

   If your account is $10,000 or more, you can establish a Systematic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly or annual basis. The maximum monthly withdrawal is one percent of the current account value in the Fund at the time you begin participation in the Plan.

Redemption in Kind

   Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities which are held by the Fund. Please refer to the Statement of Additional Information for more details.


                             MANAGEMENT OF THE FUND

Organization


   From its inception in 1968 until February 12, 1996, the Fund was organized as a Massachusetts business corporation, and it had operated as a registered closed-end investment company since 1978. Shares of closed-end investment companies, unlike those of open-end companies, are ordinarily not redeemable and are not continuously offered for sale to the public. On February 12, 1996, the Fund reorganized as a Massachusetts business trust and also converted to an open-end investment company, or "mutual fund." In connection with the reorganization, the name of the Fund was changed from "Spectra Fund, Inc." to "Spectra Fund." The Fund is authorized to offer an unlimited number of shares.


   Although, as a Massachusetts business trust, the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

Board of Trustees

   The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Statement of Additional Information contains general background information about each Trustee and officer of the Fund.

Investment Manager

   Alger Management is the Fund's investment manager and is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting substantially all of the Fund's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Fund and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.


   Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 1995, had approximately $4.8 billion under management, $3.0 billion in mutual fund accounts and $1.8 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., ("Associates"), a financial services holding company. At February 12, 1996, the date on which the Fund converted to an open-end investment company, Associates held 34.43% of the Fund's shares and could therefore be deemed to control the Fund as of that date. Further investment in the Fund by Associates or a period of net redemptions of Fund shares by other shareholders could cause this percentage to increase.

Conversely, Associates' relative position in the Fund could decrease as a result of strong sales of Fund shares to the public, even if Associates makes additional investments in the Fund. Fred M. Alger, III and his brother, David D. Alger, are the majority shareholders of Associates and may be deemed to control that company, its subsidiaries and indirectly (through Associates' investment in the Fund) the Fund.


Portfolio Managers


   David D. Alger, Seilai Khoo and Ron Tartaro are primarily responsible for the day-to-day management of the Fund. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995. Ms. Khoo has been employed by Alger Management since 1989 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990 and as a Senior Vice President since 1995.

   Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 711-6141.


Fees and Expenses


   The Fund pays Alger Management a management fee computed daily and paid monthly at an annual rate of 1.50% of the value of the Fund's average daily net assets. The management fee paid by the Fund is higher than that paid by most other registered investment companies. Prior to the date of this Prospectus, Alger Management received no management fee but was reimbursed for its expenses by the Fund.


   The Fund pays other expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. More information about the Fund's investment management agreement and other expenses paid by the Fund is included in the Statement of Additional Information, which also contains information about the Fund's brokerage policies and practices.

Distributor

   Alger Inc. serves as the Fund's distributor and also distributes the shares of other mutual funds managed by Alger Management.

Transfer Agent

   Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Funds. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.


Shareholder Servicing Agreement


   The Fund pays Alger Inc. a shareholder servicing fee of .25% of the average daily net assets of the Fund for ongoing service and maintenance of shareholder accounts. Alger Inc. may compensate other organizations from this fee who provide personal service and maintenance of shareholder accounts.



                                 NET ASSET VALUE

   The price of one share of the Fund is its "net asset value." The net asset value is computed by adding the value of the Fund's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of its shares outstanding. The net asset value is calculated on each day the New York Stock Exchange is open as of the close of business (normally 4:00 p.m. Eastern time).

                               DIVIDENDS AND TAXES

Dividends

   Dividends and distributions will be automatically reinvested on the payment date in additional Fund shares at net asset value, unless you elected on the New Account Application to have all dividends and distributions paid in cash. Dividends are declared and paid annually. Distributions of any net realized short-term and long-term capital gains usually will be made annually after the close of the fiscal year in which the gains are earned.

Taxes

   The Fund intends to qualify and elect to be treated each year as a "regulated investment company" for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90 percent of its investment company taxable income to them within applicable time periods.

   For federal income tax purposes dividends and distributions are taxable to you whether paid in cash or reinvested in additional shares. You may also be liable for tax on any gain realized upon the redemption of shares in the Fund.

   Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in the Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

                                   PERFORMANCE


   All performance figures are based on historical earnings and are not intended to indicate future performance.


   The Fund may include quotations of "total return" in advertisements or reports to shareholders or prospective investors. Total return figures show the aggregate or average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent 1, 5, and 10 year periods, including periods during which the Fund operated as a closed-end investment company, and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis) and may utilize dollar cost averaging. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in share net asset value and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions). "Total return" will vary based on changes in market conditions. In addition, since the deduction of expenses is reflected in the total return figures, "total return" will also vary based on the level of the Fund's expenses.

   The Statement of Additional Information further describes the method used to determine the yields and total return figures. Current total return quotations may be obtained by contacting the Fund.

                           MANAGEMENT'S DISCUSSION OF
                                  PERFORMANCE



     Even against the background of strong advances in the stock market, Spectra Fund, Inc. recorded exceptional results for the fiscal year ended October 31, 1995, with gains well in excess of those posted by the S&P 500. For the year, the net asset value of an investment in the Fund (with dividends and distributions reinvested at the market value of the Fund's shares) increased 57.7% versus a gain of 26.4% for the S&P 500. The Fund's strong performance was due primarily to a calculated over commitment to technology related stocks, which represented approximately 55% of the Fund on October 31, 1995. Among the holdings included in this sector, Intel Corporation, Bay Networks, Inc. and PRI Automation, Inc. were held for the entire year and performed particularly well, each posting gains in excess of 100%. Throughout the twelve-month period, we added 38 new stocks, eliminated 42 and held 14 for the entire year. Each of the stocks held for the entire period posted gains of 20% or more.

--------------------------------------------------------------------------------
   $10,000 HYPOTHETICAL INVESTMENT ON July 1, 1985
--------------------------------------------------------------------------------

      [THE TABLE BELOW WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL]

                                    ALGER SPECTRA           S&P 500
`                                   -------------           -------
June 30, 1985 .................         10,000              10,000
June 30, 1986 .................         14,902              13,581
June 30, 1987 .................         16,672              16,995
June 30, 1988 .................         16,446              15,824
June 30, 1989 .................         18,249              19,075
June 30, 1990 .................         22,768              22,220
June 30, 1991 .................         26,325              23,864
June 30, 1992 .................         29,393              27,069
June 30, 1993 .................         36,346              30,758
June 30, 1994 .................         42,717              31,191
October 31, 1994 ..............         46,959              33,449
October 31, 1995 ..............         74,063              42,296

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund and the S&P 500 on July 1, 1985. During the period depicted, the Fund was organized as a Massachusetts corporation and operated as a closed-end investment company. See "Management of the Fund-Organization." The figures for both Spectra Fund and the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends. Effective October 31, 1994, Spectra changed its fiscal year end from June 30 to October 31.

--------------------------------------------------------------------------------
   PERFORMANCE COMPARISON THROUGH October 31, 1995
--------------------------------------------------------------------------------

                                             Average Annual Return
                                  1 Year           5 Years        10 Years
                           -----------------------------------------------

      Spectra Fund                 57.72%           31.73%          22.21%

      S&P 500                      26.44%           17.25%          15.43%
                            -----------------------------------------------


   The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gain distributions at market value. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Fund's shares when redeemed may be worth more or less than their original cost.

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not be lawfully made.

                                   ----------

Investment Manager:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

Distributor:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

Transfer Agent:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

Auditors:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

Counsel:
Hollyer  Brady  Smith  Troxell
  Barrett  Rockett  Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176




     SPECTRA | Meeting the challenge
        FUND | of investing





             |
  PROSPECTUS | February 12, 1996
             |

STATEMENT OF
ADDITIONAL INFORMATION
----------------------

                                                               February 12, 1996


                            SPECTRA | 75 Maiden Lane
                               FUND | New York, New York 10038

                                    |  (800)711-6141


================================================================================


     This Statement of Additional Information is not a Prospectus. This document contains additional information about Spectra Fund and supplements information in the Prospectus dated February 12, 1996. It should be read together with the Prospectus which may be obtained free of charge by writing or calling the Fund at the address or toll-free number shown above.


                                    CONTENTS

Investment Objective and Policies..........................................    2
Net Asset Value............................................................    8
Purchases..................................................................    8
Redemptions................................................................    8
Management.................................................................    9
Taxes......................................................................   11
Custodian and Transfer Agent...............................................   12
Certain Shareholders.......................................................   12
Organization...............................................................   12
Determination of Performance...............................................   13
Financial Statements.......................................................  F-1

INVESTMENT OBJECTIVE AND POLICIES

Certain Securities and Investment Techniques

The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve this objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

U.S. Government Obligations

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

Short-term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Repurchase Agreements

Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management, acting under the supervision of the Fund's Board of Trustees, reviews the credit worthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Warrants and Rights

The Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted Securities

   The Fund may invest in restricted securities issued under Rule 144A of the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). In accordance with Rule 144A, the Board has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board's oversight and review. Because institutional trading in restricted securities is relatively new, it is not possible to predict how institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's portfolio could be adversely affected.

Short Sales

The Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Lending of Portfolio Securities

The Fund may lend securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower;
(b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. The Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Foreign Securities

The Fund may  invest  up to 20% of the  value of its  total  assets  in  foreign securities (not including American Depositary Receipts ("ADRs")). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

Options

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A call option on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management may be forced to liquidate portfolio securities to meet settlement obligations.

The Fund has qualified and intends to continue to qualify as a "Regulated Investment Company" under the Internal Revenue Code. One requirement for such qualification is that the Fund must derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months. Therefore, the Fund may be limited in its ability to engage in options transactions.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Stock Index Futures and Options on Stock Index Futures

Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with considerations also given to liquidity. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.

The risk of imperfect correlation increases as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Fund will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which are the subject of the hedge. In addition, the Fund's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.


The Fund's use of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. In order to cover its potential obligations when the Fund enters into futures contracts and options thereon, the Fund will maintain a segregated account with its custodian which will contain only liquid assets such as cash or U.S. government securities in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.


The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Investment Restrictions

Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. A "nonfundamental policy" may be changed by vote of a majority of the Fund's Board of Trustees at any time.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, except that the writing of covered options on securities and stock indexes, and transactions in stock index futures and options thereon, shall not be deemed to be the issuance of a senior security.

2. Purchase securities on margin; but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities.

3. Make short sales of securities or maintain a short position, unless, at all times when a short position is open, it owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer at least equal in amount to the securities sold short.

4. Borrow money, except that the Fund may borrow from banks if, immediately after such borrowing the value of the total assets of the Fund (including the amount borrowed) less its liabilities (not including any borrowing) is at least 300% of the amount of the borrowings.

5. Pledge, mortgage, hypothecate or otherwise encumber its assets except in connection with permissible borrowings or investments.

6. Act as a securities underwriter, or act as a distributor of securities issued by it except through an underwriter, acting as principal or agent, who may not be obligated to sell or take up any specific amount of securities, except that the Fund might be deemed an underwriter within the meaning of Section 2(11) of the Securities Act of 1933 in making sales of securities not registered under Federal Securities law.

7. Participate on a joint or joint and several basis in any securities trading account.

8. Make any investment in a particular industry if, immediately after the making of such investment, 25% or more of the Fund's total assets would be invested in such industry.

9. Purchase or sell real estate or interests therein or real estate mortgages, provided that the Fund may purchase marketable securities of real estate investment trusts.


10. Purchase or sell commodities or commodity contracts, nor invest in oil, gas or other mineral exploration development programs, including mineral leases, except that the Fund may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5% of its total assets are invested in margin and premiums.


11. Make loans to others, except through purchasing qualified debt obligations, lending its securities or entering into repurchase agreements.


12. Make any investment in warrants or rights if, immediately after the making of such investment, more than 5% of the Fund's net assets would be so invested or more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized domestic stock exchange, provided, however, that warrants or rights which are attached to other securities shall be deemed to have no value for purposes hereof. Pursuant to applicable state securities laws, as a non-fundamental policy, the Fund will not invest more than 2% of its net assets in warrants not listed on the New York Stock Exchange or the American Stock Exchange.


13. Purchase or retain the securities of any issuer, if, to the knowledge of the Treasurer of the Fund, those officers and directors of the Fund or the Adviser owning individually more the 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

14. Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continuous operation for less than three years. This limitation shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

15. Purchase the securities of any other investment company, except that it may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that not more than 5% of the Fund's total assets (taken at market or other current value) would be invested in such securities immediately after the making of any such investment, or the Fund may make such a purchase as part of a merger, consolidation or acquisition of assets.

16. The Fund may purchase and sell (write) put and call options on securities and stock indexes, but only if such options are exchange-traded or traded on an automated quotation system of a national securities association; provided, however, that options on securities written by the Fund must be covered.

The following restriction is nonfundamental:

17. The Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

Except in the case of the 300% limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Alger Management, investments of the type the Fund may make may also be made by these other accounts. When the Fund and one or more other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Transactions in equity securities are in many cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Fund's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter transactions, subject to the requirements of best price and execution. Alger Management's fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund. During the fiscal periods ended October 31, 1995, October 31, 1994, June 30,
1994 and June 30, 1993, the Fund paid an aggregate of approximately $11,681, $6,769, $11,278 and $13,265, respectively, in commissions to broker-dealers in connection with portfolio transactions, all of which was paid to Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.


NET ASSET VALUE


The Prospectus discusses the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The New York Stock Exchange is currently open on each Monday through Friday, except (i) January 1st, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th and (ii) the preceding Friday when any one of those holidays falls on a Saturday, or the subsequent Monday when any one of those holidays falls on a Sunday.

The assets of the Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Trustees.


PURCHASES

Shares of the Fund are offered continuously by the Fund and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders.


Purchases Through Processing Organizations

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. Processing Organizations may charge their customers a fee in connection with services offered to customers.

TelePurchase Privilege


The price the shareholder will receive will be the price next computed after the Transfer Agent receives the investment from the shareholder's bank, which is normally two banking days after the purchase is initiated. While there is no charge to shareholders for this service, a charge of $10.00 will be deducted from a shareholder's Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc.


Automatic Investment Plan

While there is no charge to shareholders for this service, a charge of $10.00 will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, the Transfer Agent or Alger Inc.

REDEMPTIONS

The right of redemption of shares of the Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the New York Stock Exchange (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

Redemptions in Kind

The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Systematic Withdrawal Plan

A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of the Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder's shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with Alger Shareholder Services, Inc., as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund. For additional information regarding the Withdrawal Plan, contact the Fund.

MANAGEMENT

Trustees and Officers of the Fund


   The names of the Trustees and officers of the Fund, together with information concerning their principal business occupations, and compensation during the year ended October 31, 1995 are set forth below. Each of the officers of the Fund is also an officer, and each of the Trustees is also a director or Trustee, as the case may be, of Castle Convertible Fund, Inc. ("Castle"), a registered closed-end investment company, The Alger Fund, The Alger American Fund and The Alger Defined Contribution Trust, registered open-end management investment companies, for which Alger Management serves as investment adviser. Fred M. Alger III and David D. Alger are "interested persons" of the Fund, as defined in the Act. Fred M. Alger III and David D. Alger are brothers. Unless otherwise noted, the address of each person named below is 75 Maiden Lane, New York, New York 10038.

Name, Position with
the Fund and Address               Principal Occupations


Fred M. Alger III                  Chairman of the Board of Alger Associates,
   Chairman of the Board           Inc. ("Associates"), Alger Inc., Alger
                                   Management, Alger Properties, Inc.
                                   ("Properties"), Alger Shareholder Services,
                                   Inc. ("Services"), Alger Life Insurance
                                   Agency, Inc. ("Agency"), and Analysts
                                   Resources, Inc. ("ARI").

David D. Alger                     President and Director of Associates, Alger
   President and Trustee           Management, Alger Inc., Properties, Services
                                   and Agency; Executive Vice President and
                                   Director of ARI.

Gregory S. Duch                    Executive Vice President, Treasurer and
   Treasurer                       Director of Alger Management and Properties;
                                   Executive Vice President and Treasurer of
                                   Associates, Alger Inc., ARI, Services and
                                   Agency.



Arthur M. Dubow                    President of Fourth Estate, Inc.; private
  Trustee                          investor since 1985; Director of Coolidge
  P.O. Box 969                     Investment Corporation; formerly Chairman of
  Wainscott, NY 11975              the Board of Institutional Shareholder
                                   Services, Inc.,

Stephen E. O'Neil                  Of Counsel to the law firm of Baker, Nelson,
  Trustee                          Mishkin & Kohler; Private investor since
  460 Park Avenue                  1981; Director of NovaCare, Inc., Syntro
  New York, NY 10022               Corporation and Brown-Forman Corporation;
                                   formerly President and Vice Chairman of City
                                   Investing Company and Director of Centerre
                                   Bancorporation.

Nathan Emile Saint-Amand, M. D.    Medical doctor in private practice.
  Trustee
  2 East 88th Street
  New York, NY 10128

John T. Sargent                    Private investor since 1987; Director
  Trustee                          of River Bank Americaand Atlantic
  14 E. 69th Street                Mutual Insurance Co.
  New York, NY 10021

No director, officer or employee of Alger Management or its affiliates will receive any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer or employee of Alger Management or its affiliates an annual fee of $250.

                               COMPENSATION TABLE

                                                                       Total Compensation Paid to Trustees from
                                                                        The Alger Defined Contribution Trust,
                                                Aggregate                           The Alger Fund,
                                              Compensation                     The Alger American Fund,
                                                  from                    Castle Convertible Fund, Inc. and
       Name of Person, Position            Spectra Fund, Inc.                     Spectra Fund, Inc.
       ------------------------            ------------------           ---------------------------------------
       Arthur M. Dubow, Trustee                    $250                                 $28,250
       Stephen E. O'Neil, Trustee                  $250                                 $28,250
       Nathan E. Saint-Amand, Trustee              $250                                 $28,250
       John T. Sargent, Trustee                    $250                                 $28,250


Investment Manager

Alger Management serves as investment manager to the Fund pursuant to a written agreement (the "Management Agreement"). Certain of the services provided by, and the fees paid by the Fund to, Alger Management under the Management Agreement are described in the Prospectus. Alger Management pays the salaries of all officers who are employed by both it and the Fund. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income and realized capital gains or losses of the Fund. Alger Management prepares semi-annual reports to the SEC and to shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreement.

Alger Management has agreed that, if in any fiscal year the aggregate expenses of the Fund (including fees payable pursuant to its Management Agreement but excluding interest, taxes, brokerage commissions, distribution expenses, litigation expenses and if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Alger Management will reimburse the Fund for that excess expense to the extent of its fee. An expense reimbursement, if any, will be estimated and reconciled daily and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to the Fund is 2.5 percent of the Fund's first $30 million of average net assets, 2.0 percent of the next $70 million of average net assets and 1.5 percent of the remaining average net assets. However, under this limitation, Alger Management will not be required to reimburse the Fund an amount in excess of its management fee.


Prior to the date of this Statement of Additional Information, Alger Management received no management fee but was reimbursed for its expenses by the Fund. During the fiscal periods ended October 31, 1995, October 31, 1994, June 30, 1994 and June 30, 1993, Alger Management received $78,214, $26,537, $79,286 and
$76,567, respectively, from the Fund under this arrangement.

Shareholder Servicing Agreement

Payments under the Shareholder Servicing Agreement are not tied exclusively to the shareholder servicing expenses actually incurred by Alger Inc. and the payments may exceed expenses actually incurred by Alger Inc. The Fund's Board of Trustees evaluates the appropriateness of the Shareholder Servicing Agreement and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Alger Inc. and the amounts it receives under the Shareholder Servicing Agreement.

Expenses of the Fund

Operating expenses for the Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, the Fund may compensate Alger Inc. for servicing shareholder accounts. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Fund while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Fund's overall expense ratio and of increasing return to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be. Alger Management will not be reimbursed for such amounts if such action would violate the provisions of any applicable state securities laws relating to the limitation of the Fund's expenses.

Independent Public Accountants

Arthur Andersen LLP serves as independent public accountants for the Fund.


TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things distribute to its shareholders at least 90%
of its taxable net investment income and net realized short-term capital gains. In so qualifying the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, the Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Fund expects to make additional distributions or change the timing of its distributions so as to avoid the application of this tax.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of the Fund's investment income and distributions of its short-term capital gains will be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund. Only dividends that reflect a Fund's income from certain dividend-paying stocks will be eligible for the federal dividends-received deduction for corporate shareholders.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares.

CUSTODIAN AND TRANSFER AGENT

NatWest Bank N.A., 10 Exchange Place, Jersey City, New Jersey 07302, serves as custodian for the Fund pursuant to a custodian agreement. Alger Shareholder Services, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under the transfer agency agreement Alger Shareholder Services, Inc. processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund.

CERTAIN SHAREHOLDERS


Set forth below is certain information regarding significant shareholders of the Fund. In the aggregate, Associates (a Delaware corporation), Fred M. Alger III and David D. Alger owned beneficially or of record 43.24% of the shares of the Fund at January 15, 1996. Alger Management is a wholly owned subsidiary of Alger Inc., which in turn is a wholly owned subsidiary of Associates. Fred M. Alger III and David D. Alger are the majority shareholders of Associates and may be deemed to control that company and its subsidiaries. As a result of these securities holdings, these persons and Associates individually and jointly may be deemed to control the Fund, which may have the effect of proportionately diminishing the voting power of other shareholders of the Fund.

The following table contains information regarding persons who own beneficially or of record five percent or more of the shares of the Fund. Unless otherwise noted, the address of each owner is 75 Maiden Lane, New York, New York 10038. All holdings are expressed as a percentage of the Fund's outstanding shares as of January 15, 1996.


                                    Record/Beneficial
                                        Ownership
                                   ------------------

Alger Associates, Inc...............    34.43%/34.43%

Fred M. Alger III...................          */8.32%

William Scheerer II.................          */5.85%
200 East 71st St.
New York, NY 10021

All Trustees and
Officers as a Group.................      6.94%/9.22%

Cede & Co...........................        48.50%/0%
---------------

* Indicates shareholder owns less than 5%.

ORGANIZATION

The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated July 5, 1995 (the "Trust Agreement").

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. In the interest of economy and convenience, certificates representing shares of the Fund are physically issued only upon specific written request of a shareholder.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding shares.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

DETERMINATION OF PERFORMANCE

The "total return" described in the Prospectus, is computed according to formulas prescribed by the SEC. These performance figures are calculated in the following manner:

A. Total Return--The Fund's average annual total return described in the Prospectus is computed according to the following formula:

                                  P(1+T)^n=ERV

Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5 and 10 year periods (or fractional portion thereof);


The average annual total returns for the Fund for the periods indicated below, during which the Fund operated as a closed-end investment company, were as follows:

                                                                 Five        Ten
                                                                Years      Years
                                                 Year-Ended     Ended      Ended
                                                 10/31/95    10/31/95   10/31/95
                                                ----------   --------   --------
                                                   57.72%       31.73%    22.21%


In General

Current performance information for the Fund may be obtained by calling the Fund at the telephone number provided on the cover page of this Statement of Additional Information. The Fund's quoted performance may not be indicative of future performance. The Fund's performance will depend upon factors such as the Fund's expenses and the types of instruments held by the Fund.


From time to time, advertisements or reports to shareholders may compare the yield or performance of the Fund to that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared to rankings prepared by Lipper Analytical Services Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as to various unmanaged indices, such as the S&P 500. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, Barron's, Business Week, Forbes, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Money, Morningstar, The New York Times, USA Today and The Wall Street Journal and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

SPECTRA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

  SHARES  COMMON STOCKS--94.4%                  VALUE
------------------------------------------------------
          COMMUNICATIONS--2.1%
     500  DSC Communications Corporation*.  $   18,500
   1,000  U.S. Robotics Corp..............      92,500
                                            ----------
                                               111,000
                                            ----------

          COMPUTER RELATED & BUSINESS
           EQUIPMENT--21.0%
   3,100  Altera Corporation..............     187,550
     800  Ascend Communications, Inc.*....      52,000
   2,700  Bay Networks Inc.*..............     178,875
   4,000  Dell Computer Corporation*......     186,500
   3,000  Digital Equipment Corporation*..     162,375
   2,000  ESS Technology, Inc.*...........      60,000
   1,400  Hewlett-Packard Company.........     129,675
   1,300  Summit Technology Inc.*.........      57,850
   2,400  Xilinx, Inc.*...................     110,400
                                            ----------
                                             1,125,225
                                            ----------

          COMPUTER SOFTWARE--4.1%
   1,500  Activision Inc..................      25,125
   1,300  Microsoft Corporation*..........     130,000
   2,000  Softkey International Inc.*.....      63,000
                                            ----------
                                               218,125
                                            ----------

          COMPUTER TECHNOLOGY--3.8%
   4,000  Microchip Technology
           Incorporated* .................     158,750
   1,500  Pinnacle Systems, Inc.*.........      47,062
                                            ----------
                                               205,812
                                            ----------

          CONSUMER PRODUCTS--1.3%
   2,000  Oakley, Inc.*...................      69,000
                                            ----------

          DEFENSE--3.6%
   5,200  Loral Corporation...............     154,050
     500  McDonnell Douglas Corporation...      40,875
                                            ----------
                                               194,925
                                            ----------

          FINANCIAL SERVICES--6.0%
     952  First Data Corporation..........      62,920
   2,000  Merrill Lynch & Co., Inc........     111,000
     500  Morgan Stanley Group, Inc.......      43,500
   4,500  Schwab (Charles)
           Corporation (The) .............     102,937
                                            ----------
                                               320,357
                                            ----------

          HEALTH CARE--18.3%
   3,000  Biochem Pharma Inc.*............     114,750
   3,500  CellPro Incorporated*...........      40,687
   1,000  Genzyme Corp.--General
           Division*. ....................      58,250
   5,000  IMNET Systems, Inc.*............     126,875
   1,200  Lilly (Eli) Co..................     115,950
   4,000  Liposome Company Inc.*..........      61,500
          HEALTH CARE (CONTINUED)
   1,800  Merck & Co., Inc................     103,500
   1,600  Metra Biosystems, Inc.*.........      29,600
   1,000  Nellcor Puritan Bennett Inc.*...      57,500
   2,000  Oxford Health Plans, Inc.*......     156,500
   1,000  Sybron International Corp.*.....      42,500
   1,000  Target Therapeutics, Inc.*......      77,500
                                            ----------
                                               985,112
                                            ----------

          POLLUTION CONTROL--1.1%
   2,700  USA Waste Services, Inc.*.......      56,700
                                            ----------

          RESTAURANTS & LODGING--2.5%
   3,500  Lone Star Steakhouse &
           Saloon, Inc.* .................     135,187
                                            ----------

          RETAILING--3.7%
                                            ----------
   1,000  CompUSA Inc.*...................      38,250
   3,000  OfficeMax Inc.*.................      74,250
   2,000  Viking Office Products, Inc.*...      89,000
                                            ----------
                                               201,500
                                            ----------

          SEMI-CONDUCTORS--21.0%
   1,500  Alliance Semiconductor Corp.*...      46,124
   2,500  Cirrus Logic, Inc.*.............     105,312
   6,000  C.P. Clare Corporation*.........     155,250
   4,000  Integrated Device
           Technology, Inc.* .............      76,000
   2,000  Intel Corporation...............     139,750
   3,800  LSI Logic Corporation*..........     179,074
   5,000  Linear Technology Corporation...     218,750
   2,800  Maxim Integrated Products, Inc*.     209,300
                                            ----------
                                             1,129,560
                                            ----------

          SEMI-CONDUCTORS
           CAPITAL EQUIPMENT--4.8%
   3,400  Applied Materials, Inc.*........     170,425
   1,000  PRI Automation, Inc.*...........      37,000
   1,200  Tencor Instruments*.............      51,150
                                            ----------
                                               258,575
                                            ----------

          MISCELLANEOUS--1.1%
   1,500  Loewen Group Inc................      60,070
                                            ----------

          Total Common Stocks
           (Cost $4,985,316)..............   5,071,148
                                            ----------

          WARRANTS--1.4%
   2,000  Intel Corp. Warrants,
           expire 3/14/98.................      74,000
      72  Windmere Corp. Warrants,
           expire 1/19/98.................           0
                                            ----------

          Total Warrants (Cost $68,750)...      74,000
                                            ----------

PRINCIPAL SHORT-TERM CORPORATE
AMOUNT     NOTES--7.3%                          VALUE
------------------------------------------------------
$241,000  Associates Corporation of North
           America, 5.76%, 11/7/95........  $  241,000
 152,000  Ford Motor Credit Company,
           5.73%, 11/2/95.................     152,000
                                            ----------

          Total Short-Term Corporate Notes
           (Cost $393,000)................     393,000
                                            ----------

Total Investments
  (Cost $5,447,066)(a)             103.1%    5,538,148

Liabilities in Excess Of
  Other Assets                      (3.1)     (164,073)
                                   ------   ----------

Net Assets........................  100.0%  $5,374,075
                                   ======   ==========

------------------------------------
*    Non-income producing security.
(a) At October 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $5,447,066, amounted to $91,082 which consisted of aggregate gross unrealized appreciation of $199,731 and aggregate gross unrealized depreciation of $108,649.

================================================================================

SPECTRA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
   Investments in securities, at value (cost $5,447,066), see accompanying
    schedule of investments........................................................                  $  5,538,148
   Cash............................................................................                       255,938
   Receivable for investment securities sold.......................................                        97,165
   Dividends and interest receivable...............................................                           539
   Prepaid expenses................................................................                         1,315
                                                                                                     ------------
         Total Assets..............................................................                     5,893,105
LIABILITIES:
   Payable for investment securities purchased.....................................  $   397,876
   Investment advisory fee payable.................................................       78,214
   Directors' fees payable.........................................................          845
   Accrued expenses................................................................       42,095
                                                                                     -----------
         Total Liabilities.........................................................                       519,030
                                                                                                     ------------

NET ASSETS applicable to 256,720 outstanding shares of $1.00 par value
 (2,000,000 shares authorized).....................................................                  $  5,374,075
                                                                                                     ============

NET ASSET VALUE PER SHARE..........................................................                  $      20.93
                                                                                                     ============

                       See Notes to Financial Statements.

                                      F2

SPECTRA FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
   Income:
      Dividends.....................................................................                 $     21,137
      Interest......................................................................                        8,101
                                                                                                     ------------
         Total Income...............................................................                       29,238
   Expenses:
      Investment advisory fees--Note 2(a)...........................................  $      78,214
      Professional fees.............................................................         47,264
      Shareholder reports...........................................................         27,193
      Custodian and transfer agent fees.............................................         12,845
      Directors' fees...............................................................          1,000
      Miscellaneous.................................................................          2,958
                                                                                       ------------
                                                                                            169,474
      Less, earnings credits--Note 1(e).............................................          (2,962)
                                                                                       -------------
         Total Net Expenses.........................................................                      166,512
                                                                                                     ------------
NET INVESTMENT LOSS.................................................................                     (137,274)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments.................................................      2,271,024
   Net decrease in unrealized appreciation of investments...........................       (410,332)
                                                                                       -------------
         Net realized and unrealized gain on investments............................                    1,860,692
                                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                 $  1,723,418
                                                                                                     ============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR         FOUR MONTHS
                                                                           ENDED           ENDED       YEAR ENDED
                                                                        OCTOBER 31,     OCTOBER 31,     JUNE 30,
                                                                           1995            1994           1994
-------------------------------------------------------------------------------------------------------------------

FROM INVESTMENT ACTIVITIES:
   Net investment loss............................................   $    (137,274)  $     (26,632)  $     (73,090)
   Net realized gain on investments...............................       2,271,024         186,474       1,369,880
   Net change in unrealized appreciation (depreciation)
     of investments...............................................        (410,332)        277,536        (687,387)
--------------------------------------------------------------------------------------------------------------------

         Net increase in net assets resulting from operations.....       1,723,418         437,378         609,403
DIVIDENDS TO SHAREHOLDERS FROM:
   Net realized gains.............................................      (1,180,910)             --      (1,098,761)
--------------------------------------------------------------------------------------------------------------------
         Total increase (decrease) in net assets..................         542,508         437,378        (489,358)
NET ASSETS:
   Beginning of period............................................       4,831,567       4,394,189       4,883,547
--------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment
    loss of $740,141, $602,867 and $576,235, respectively)........   $   5,374,075   $   4,831,567   $   4,394,189
====================================================================================================================

                       See Notes to Financial Statements.

SPECTRA FUND, INC.
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                      YEAR    FOUR MONTHS
                                                      ENDED      ENDED
                                                   OCTOBER 31,OCTOBER 31,           YEAR ENDED JUNE 30,
                                                  ------------------------------------------------------------------
                                                      1995       1994*     1994       1993      1992      1991
                                                  ------------------------------------------------------------------

Net asset value, beginning of period..............  $18.82      $17.12    $19.02     $17.93    $19.50    $18.72
                                                  ------------------------------------------------------------------
Net investment loss...............................   (0.53)      (0.10)    (0.28)     (0.29)    (0.22)    (0.15)
Net realized and unrealized gain
 on investments...................................    7.24        1.80      2.66       3.70      1.65      2.25
                                                  ------------------------------------------------------------------
Total from investment operations..................    6.71        1.70      2.38       3.41      1.43      2.10
Dividends from net realized gains.................   (4.60)      --        (4.28)     (2.32)    (3.00)    (1.32)
                                                  ------------------------------------------------------------------
Net asset value, end of period....................  $20.93      $18.82    $17.12     $19.02    $17.93    $19.50
                                                  ==================================================================

Market value, end of period.......................  $20.93      $14.00    $14.00     $16.00    $13.50    $14.00
                                                  ==================================================================

Total investment return based on market
 value per share***...............................  112.02%       0.00%    14.25%     38.16%    17.09%    11.00%
                                                  ==================================================================

Ratios and Supplemental Data:
   Net assets, end of period
    (000's omitted)...............................  $5,374       $4,832   $4,394    $4,884     $4,603    $5,006
                                                  ==================================================================

   Ratio of expenses to average net
    assets........................................    3.76%**     2.75%     2.59%      2.57%     2.14%     2.74%
                                                  ==================================================================

   Ratio of net investment loss to
    average net assets............................   (3.05)%     (1.72)%   (1.47)%    (1.55)%   (1.07)%    (.85)%
                                                  ==================================================================

   Portfolio turnover rate........................  207.25%      56.24%   116.61%    100.17%    63.54%    78.00%
                                                  ==================================================================

------------------------------------
*    Ratios have been annualized; total return has not been annualized.
** Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 3.69%.
*** Total investment return based on net asset value per share with dividends and distributions reinvested at market value was 57.72%, 9.93%, 17.53%, 23.66%, 11.65% and 15.63% for the fiscal period ended October 31, 1995, October 31, 1994, June 30, 1994, June 30, 1993, June 30, 1992 and June 30,
     1991, respectively.

                       See Notes to Financial Statements.

SPECTRA FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING
 POLICIES:

         Spectra Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company (see note 5). The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

         Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

         The  following  is  a  summary  of  significant   accounting   policies
consistently   followed  by  the  Fund  in  the  preparation  of  its  financial statements.

(a) INVESTMENT VALUATION--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) DIVIDENDS TO SHAREHOLDERS--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no Federal income tax provision is required. (e) EARNINGS CREDITS--The Fund's custodian fees have been reduced as a result of earnings credits received on overnight cash balances. Balances left on deposit with the custodian preclude their use elsewhere.

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER
 TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY FEES--The management agreement with the Adviser provides that the Fund pay the Adviser its costs for providing services to the Fund (see note 5).

         For the year ended October 31, 1995, the total advisory fee charged amounted to $78,214.

(b) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 1995, the Fund incurred fees of approximately $5,200 for services provided by Alger Services and reimbursed Alger Services approximately $1,600 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) BROKERAGE COMMISSIONS--During the year ended October 31, 1995, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of the Adviser, $11,681 in connection with securities transactions.

(d) DIRECTORS' FEES--Certain directors and officers of the Fund are directors and officers of the Adviser, Alger Inc. and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $250.

(e) OTHER TRANSACTIONS WITH AFFILIATES--At October 31, 1995, the Adviser and its affiliates owned 111,119 shares of the Fund.

NOTE 3--SECURITIES TRANSACTIONS:

         During the year ended October 31, 1995, purchases and sales of investment securities, excluding short-term securities, aggregated $9,063,270 and $10,347,734, respectively.

SPECTRA FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--COMPONENTS OF NET ASSETS:

         At October 31, 1995, the Fund's net assets consisted of:

   Paid-in capital.....................  $  3,727,393
   Accumulated net investment loss.....      (740,141)
   Undistributed net realized gain.....     2,295,741
   Net unrealized appreciation.........        91,082
-----------------------------------------------------
   NET ASSETS..........................  $  5,374,075
=====================================================

NOTE 5--FUND REORGANIZATION:

         On September 28, 1995, the Fund's shareholders voted (i) to convert the Fund from a closed-end investment company to an open-end investment company,
(ii) to provide for payment of an investment management fee at an annual rate of 1.5% of the Fund's average daily net assets, and (iii) to convert the Fund from a Massachusetts corporation to a Massachusetts business trust. Such changes are expected to be effective in January 1996.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Spectra Fund, Inc.:

         We have audited the accompanying statement of assets and liabilities of Spectra Fund, Inc. (a Massachusetts Corporation), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994, and the financial highlights for the year ended October 31, 1995, for the four months in the period ended October 31, 1994, and for each of the four years in the period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectra Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the four months in the period ended October 31, 1994, and for the year ended June 30, 1994, and the financial highlights for the year ended October 31, 1995, for the four months in the period ended October 31, 1994, and for each of the four years in the period ended June 30, 1994, in conformity with generally accepted accounting principles.

                                                           ARTHUR ANDERSEN LLP

New York, New York
December 14, 1995.

Investment Manager:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

---------------------------------------

Distributor:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

---------------------------------------

Custodian:
NatWest N.A.
10 Exchange Place
Jersey City, New Jersey 07302

---------------------------------------

Transfer Agent:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

---------------------------------------

Independent Public Accountants:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

---------------------------------------

Counsel:
Hollyer Brady Smith Troxell
 Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

---------------------------------------




         |
SPECTRA  |  Meeting the challenge
   FUND  |  of investing
         |





                                              Statement  |

                                          of Additional  |  February 12, 1996

                                            Information  |

                                     PART C

                                OTHER INFORMATION



Item 24.          Financial Statements and Exhibits

                  (a)      Financial Statements:

                           (1)      Financial Statements included in Part A:

                         Condensed Financial Information

                           (2)      Financial Statements included in Part B:

                                    (i)   Report of Independent Accountants;

                                    (ii)  Financial Statements as of October 31,
                                          1995 and for the period then ended.

                  (b)      Exhibits:

         Exhibit No.                        Description of Exhibit
         -----------                        ----------------------
               1           Agreement and Declaration of Trust (1)

               2           By-laws of Registrant (1)

               3           Not applicable

               4           Form of Specimen Share Certificate

               5           Form of Investment Management Agreement (1)

               6           Form of Distribution Agreement (1)

               7           Not applicable

               8           Form of Custody Agreement

               9           Shareholder Servicing Agreement (1)

              10 Opinion and Consent of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP

              10(a)        Opinion and Consent of Sullivan & Worcester (2)

              11           Consent of Arthur Andersen LLP

              12           Not applicable

              13           Not applicable

              14           Not applicable

              15           Not applicable

              16 Schedule for computation of performance quotations provided in the Statement of Additional Information

------------------------------

         (1) Incorporated by reference to Registrant's Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on October 6, 1995.

         (2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed with the SEC on December 4, 1995.


Item 25.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

                                    None.

Item 26.  Number of Holders of Securities
          -------------------------------

         As of December 31, 1995, there were 707 record holders of Registrant's shares.


Item 27.  Indemnification
          ---------------

         Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise[hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined , in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer orcontrolling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

         Alger Management, which serves as investment manager to Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to three other open-end investment companies. The list required by this Item 28 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Alger Management during the past two years is incorporated by reference to Schdules A and D of Form ADV filed by Alger Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-06709).


Item 29. Principal Underwriter
         ---------------------

         (a) Alger Inc. acts as principal underwriter for Registrant, The Alger Fund, The Alger American Fund and The Alger Defined Contribution Trust and has acted as subscription agent for Castle Convertible Fund, Inc.

         (b) The information required by this Item 29 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

         (c) Not applicable.

Item 30. Location of Accounts and Records
         --------------------------------

         All accounts and records of Registrant are maintained by Mr. Gregory S. Duch, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302.

Item 31.  Management Services
          -------------------

          Not applicable.


Item 32.          Undertakings
                  ------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 15th day of January, 1996.

                                         SPECTRA FUND

                                          By:  /s/ David D. Alger
                                               -------------------------------
                                               David D. Alger, President

ATTEST:  /s/  Gregory S. Duch
        --------------------------------------
              Gregory S. Duch, Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                                    Title                                         Date
         ---------                                    -----                                         ----

   /s/ Fred M. Alger III*                                                                    January  15, 1996
----------------------------------------------------- Chairman of the Board                ----------------------
         Fred M. Alger III


   /s/ David D. Alger                                                                        January  15, 1996
----------------------------------------------------- President and Trustee                ----------------------
         David D. Alger                               (Chief Executive Officer)

   /s/  Gregory S. Duch                                                                      January  15, 1996
----------------------------------------------------- Treasurer                            ----------------------
         Gregory S. Duch                              (Chief Financial and Accounting
                                                       Officer)

   /s/ Nathan E. Saint-Amand*                                                                January  15, 1996
----------------------------------------------------- Trustee                              ----------------------
         Nathan E. Saint-Amand

   /s/ Stephen E. O'Neil*                                                                    January  15, 1996
----------------------------------------------------- Trustee                              ----------------------
         Stephen E. O'Neil

   /s/ Arthur M. Dubow*                                                                      January  15, 1996
----------------------------------------------------- Trustee                              ----------------------
         Arthur M. Dubow

   /s/ John T. Sargent*                                                                      January  15, 1996
----------------------------------------------------- Trustee                              ----------------------
         John T. Sargent

*By: Gregory S. Duch
     --------------------------
     Gregory S. Duch
     Attorney-in-Fact


                        Securities Act File No. 33-98102
                    Investment Company Act File No. 811-1743


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM N-1A


                                                                           ---
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          x
                                                                           ---

                                                                           ---
                         Pre-Effective Amendment No. 2                      x
                                                                           ---

                                     and/or


                                                                           ---
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      x
                                                                           ---

                                                                           ---
                                    Amendment No. 13                         x
                                                                           ---


                        (Check appropriate box or boxes)


                                  SPECTRA FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                           --------------------------
                                 E X H I B I T S
                           --------------------------

                                INDEX TO EXHIBITS

                                                                    Page Number
Exhibit                                                            in Sequential
   No.                                                             Number System
   ---                                                             -------------

    8       Form of Custody Agreement.............................         E-1

   10       Opinion and Consent of Hollyer Brady Smith
            Troxell Barrett Rockett Hines & Mone LLP..............         E-22

   11       Consent of Arthur Andersen LLP........................         E-24

   16       Schedule for computation of performance quota-
            tions provided in the Statement of Additional
            Information...........................................         E-25

    4       Form of Specimen Share Certificate....................         E-26